BOULDER GROWTH & INCOME FUND, INC. 2344 Spruce Street, Suite A Boulder, Colorado 80302 WWW.BOULDERFUNDS.NET

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 10, 2016

To the Stockholders of Boulder Growth & Income Fund, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Boulder Growth & Income Fund, Inc. (the “Fund”), a Maryland corporation, will be held on November 10, 2016, at 10:00 a.m. Mountain Standard Time, at the offices of ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, CO 80203, for the following purposes:

1.	To elect two Class I Directors of the Fund, each for a term of three years; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors (the “Board”) of the Fund, including the Fund’s Independent Directors, unanimously recommends that stockholders vote “FOR” the election of each nominee as a Class I Director of the Fund.

The Board has fixed the close of business on September 22, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Fund’s Annual Meeting and any postponements or adjournments thereof.

By Order of the Board,
/s/ Stephanie Kelley
Stephanie Kelley,
Secretary

October 4, 2016

Your vote is important regardless of how many shares you own.  In order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting.  Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote.  To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.  To vote by mail, please complete, sign, date and mail the enclosed proxy card.  No postage is required if you use the accompanying envelope to mail the proxy card in the United States.  The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting and elect to vote in person.  Instructions for the proper execution of proxies are set forth on the inside cover.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.   Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp. (2) ABC Corp.	ABC Corp. (by John Doe, Treasurer) John Doe, Treasurer
(3) ABC Corp., c/o John Doe Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

BOULDER GROWTH & INCOME FUND, INC. 2344 Spruce Street, Suite A Boulder, Colorado 80302 WWW.BOULDERFUNDS.NET

ANNUAL MEETING OF STOCKHOLDERS
November 10, 2016

PROXY STATEMENT

This proxy statement (“Proxy Statement”) for Boulder Growth & Income Fund, Inc. (“BIF” or the “Fund”), a Maryland corporation, is furnished in connection with the solicitation of proxies by and on behalf of the Fund’s Board of Directors (the “Board” with members of the Board being referred to as “Directors”) for use at the Annual Meeting of Stockholders of the Fund to be held on November 10, 2016, at 10:00 a.m. Mountain Standard Time, at the offices of ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, CO 80203, and at any adjournments or postponements thereof (the “Annual Meeting”).

The Board has fixed the close of business on September 22, 2016, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.  This Proxy Statement, the accompanying Notice of Annual Meeting and the Proxy Card are first being mailed to registered stockholders on or about October 4, 2016.

If the enclosed proxy is properly executed and returned by November 10, 2016, in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon.  Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” the proposals set forth in this Proxy Statement, and in the discretion of the proxy holders, on any other matters that may properly come before the Annual Meeting.  Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) giving written notice to the Fund’s Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302, (ii) by signing and submitting another proxy of a later date than the originally submitted proxy, or (iii) by personally voting at the Annual Meeting to be held at the time and place set forth in this Proxy Statement.

As of the Record Date, the Fund had 106,096,817 shares of common stock issued and outstanding.  Each share of common stock is entitled to cast one vote, with no cumulative voting rights.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 10, 2016

The Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy card are available at https://www.proxy-direct.com/bld-28174.  The Fund’s Annual Report to Stockholders for the year ended November 30, 2015, is available at www.boulderfunds.net.

The Fund’s Annual Report to Stockholders for the year ended November 30, 2015, and its Semi-Annual Report to Stockholders for the period ended May 31, 2016, have been mailed to stockholders. The Fund will furnish, without charge, a copy of its most recent Annual Report and its most recent Semi-Annual Report succeeding the Annual Report, to any stockholder who requests it by contacting the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302, by calling toll-free (877) 561-7914 or by E-Mail: info@boulderfunds.net.  These reports are available on the Fund’s website at: www.boulderfunds.net.  The Annual and Semi-Annual Reports are not to be regarded as proxy solicitation material.

PROPOSAL 1
ELECTION OF CLASS I DIRECTORS

The Board is divided into three classes (Class I, Class II, and Class III), with each class having a term of three years.  Each year the term of one class expires and the successor(s) elected to such class will serve until the Fund’s annual meeting of stockholders in the third year following their election or until their successors are duly elected and qualified.

Dr. Dean L. Jacobson’s and Stephen C. Miller’s terms as Class I Directors expire at this Annual Meeting.  Based on the recommendations made by the Fund’s Nominating Committee at its meeting held on July 26, 2016, the Board, including the Independent Directors, has nominated Dr. Jacobson and Mr. Miller to stand for election at the Annual Meeting as Class I Directors to serve a three-year term until the Fund’s 2019 Annual Meeting of Stockholders, or until each of their successors has been duly elected and qualified.

Each of Dr. Jacobson and Mr. Miller (together the “Director Nominees”) have consented to be named in this Proxy Statement and to serve as Directors of the Fund if elected at the Annual Meeting for the terms as indicated above.  The Board knows of no reason why any of the Director Nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board may recommend.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE.

Information about Directors and Director Nominees. Information concerning the Directors and Director Nominees is set forth in the following table.

Independent Directors(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director
Dr. Dean L. Jacobson Age: 77	Class I Director Nominee	If elected, term expires 2019; Director since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	N/A	None
Richard I. Barr Age: 79	Lead Independent Director and Class III Director	Term expires 2018; Director since 2002 (Lead Independent Director since 2013).	Retired (since 2001); Various executive positions (1963‐2001), Advantage Sales and Marketing, Inc. (food brokerage) and CBS Marketing (1963-1996).	N/A	None
Steven K. Norgaard Age: 51	Class III Director	Term expires 2018; Director since 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm); Director (since 2007), ATG Trust Company (independent trust company).	N/A	Director, The Frontier Funds (since 2013) (six portfolios)

Interested Directors (1)
Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director
Joel W. Looney(4) Age: 54	Chairman and Class II Director	Term expires 2017; Director since 2002; Chairman since 2003.
Assistant Investment Officer (since 2013), Rocky Mountain Advisers, LLC (“RMA”) (investment adviser); Assistant Investment Officer (2013-2015), Boulder Investment Advisers, L.L.C. (“BIA”) (investment adviser)(5); Partner (1999 to 2013), Financial Management Group, LLC (investment adviser); Registered Representative (2007 to 2013), VSR Financial Services, Inc. (broker-dealer).
				N/A	None
Stephen C. Miller(6) Age: 64	Class I Director Nominee and President	If elected, term expires 2019; Director from 2003 to 2005 and since 2014; President since 2002.
President (since 2002), BIF; President and General Counsel (since 2008), RMA (investment adviser); Manager (since 1999), FAS (fund administrator); Vice President (since 1999), SIA (investment adviser); Chief Compliance Officer (since 2012), SIA and RMA; President and General Counsel (1999-2015), BIA (investment adviser) and Chief Compliance Officer (2012-2015), BIA (5).
				N/A	None

(1) Directors and Director Nominees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Directors.”  Directors and Director Nominees who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”
(2) Unless otherwise specified, the Directors and Director Nominees’ respective addresses are 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
(3) On March 20, 2015, Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI”) reorganized into the Fund (the “Reorganization”). As a result of the Reorganization, BTF, DNY and FOFI ceased business operations as investment companies and were formally deregistered as investment companies with the Securities and Exchange Commission (“SEC”) on June 24, 2015.  Consequently, the Fund is no longer part of a “Fund Complex.”
(4) Mr. Looney is considered an “interested person” by virtue of being an employee of Fund Administrative Services, LLC (“FAS”) and Assistant Investment Officer of RMA.  FAS is the employment agent for RMA and employs Mr. Looney on RMA’s behalf.
(5) As of March 20, 2015, and in connection with the Reorganization, BIA no longer performs business as an investment adviser, withdrew from registration as an investment adviser with the SEC and was dissolved prior to the end of 2015.
(6) Mr. Miller is considered an “interested person” by virtue of being an employee and manager of FAS, President and General Counsel of RMA, Vice President of Stewart West Indies Trading Company, Ltd. (also known as Stewart Investment Advisers) (“SIA”), and Chief Compliance Officer of RMA and SIA.

DIRECTOR AND DIRECTOR NOMINEE QUALIFICATIONS.  The Board believes that each of the Directors and Director Nominees have the qualifications, experience, attributes and skills appropriate to their continued service as Directors of the Fund in light of its business and structure.  The Directors and Director Nominees have substantial business and professional backgrounds and/or board experience that indicate their ability to critically review, evaluate and respond appropriately to information provided to them.  Certain of these business and professional experiences are set forth in detail in the narratives below.  In addition, each Director has served on the Board for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of investment companies generally and the Fund in particular.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.

Set forth below is a brief discussion of the particular qualifications, experience, attributes or skills that led the Board to conclude that each person identified below should serve as a Director. The information provided below, and in the chart above, is not all-inclusive.  Many of the Directors’ and Director Nominees’ attributes involve intangible elements, such as intelligence, work and investment ethic, diversity in terms of background or experiences, an appreciation of and commitment to the long-term investment approach of the Fund, and the ability to work together collaboratively, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions.  In conducting its annual self-assessment, the Board has determined that the Directors and Director Nominees have the appropriate qualifications, experience, attributes and skills to continue to serve effectively as Directors of the Fund.

Richard I. Barr, Director and Lead Independent Director.   Mr. Barr joined the Fund’s Board in 2002 and has been the Board’s Lead Independent Director since 2013. Mr. Barr also served on the boards of BTF, DNY and FOFI until these funds ceased operations as investment companies after the Reorganization and as their Lead Independent Director and as Chairman of the BTF Board (2003 to 2013).  Mr. Barr served as president and director of Advantage Sales and Marketing (1996 to 2001), president and CEO of CBS Marketing (1963 to 1996), member of the board of directors (and National Chairman) for the Association of Sales and Marketing Companies (formerly the National Food Brokers Association), president of the Arizona Food Brokers Association, and advisory board member for various food manufacturers, including H.J. Heinz, ConAgra, Kraft Foods, and M&M Mars.  In addition to these professional positions and experience, Mr. Barr has served in a number of leadership roles with various charitable or other non-profit organizations, including as member of the board of directors of Valley Big Brothers/Big Sisters, member of the board of advisers for University of Kansas Business School, and member of the board of directors for St. Mary’s Food Bank.  Mr. Barr holds a B.S. from the University of Kansas.

Based upon the foregoing, the Board selected Mr. Barr to serve as a Director of the Fund because of his diverse business background, his management and executive experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund.

Dr. Dean L. Jacobson, Director Nominee.  Dr. Jacobson joined the Fund’s Board in 2006.  Dr. Jacobson also served on the boards of BTF, DNY and FOFI until these funds ceased operations as investment companies after the Reorganization.  Since 1985, Dr. Jacobson has been president and CEO of Forensic Engineering, Inc., a consulting engineering firm providing scientific and technical expertise in a number of areas where discovery related to property damage and/or personal injury is necessary (e.g., accident reconstruction, failure and design analysis of products, animation and simulation of fires, explosions and mechanical system functions).  He sits on the boards of directors of Southwest Mobile Storage Inc. (1995 to Present) and Arizona State University Sun Angel Foundation (past chairman) (1995 to Present).  Dr. Jacobson previously sat on the board of directors of Arizona State University Foundation (1999 to 2009).  He is a Professor Emeritus at Arizona State University (“ASU”) and held a number of faculty and advisory positions at ASU between 1971 and 1997, including director of the Science and Engineering of Materials Ph.D. program and tenured professor of Engineering, and he has also served as a professor and/or research assistant at the University of California at Los Angeles (“UCLA”) (1964 to 1969) and the University of Notre Dame (“Notre Dame”) (1957 to 1963).  Dr. Jacobson is a renowned expert in business engineering processes and has published over 130 scholarly and peer-reviewed research articles in numerous academic, research and business journals and publications.  He holds two patents and a number of professional and business designations.  He holds a B.S. and an M.S. from Notre Dame, and a Ph.D. from UCLA.

Based upon the foregoing, the Board selected Dr. Jacobson to serve as a Director of the Fund because of his academic qualifications, his critical thinking skills, analytical skills, executive and business experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund.

Steven K. Norgaard, Director.  Mr. Norgaard joined the Fund’s Board in 2011.  Mr. Norgaard also served on the boards of BTF, DNY and FOFI until these funds ceased operations as investment companies after the Reorganization.  Mr. Norgaard is currently an attorney with the law firm Steven K. Norgaard, P.C. (since 1994), where he represents a broad range of individual and corporate clients in transactional, taxation and investment related matters.  Prior to starting his own law firm, Mr. Norgaard practiced at McDermott, Will & Emery’s Chicago office in the transactional and taxation departments (1990 to 1994).  He has served on a number of boards and is currently a director of The Frontier Funds (since 2013), a series of institutional open-end mutual funds, ATG Trust Company (since 2007), an independent trust company, and Attorneys’ Title Guaranty Fund, Inc., a title insurance company.  Mr. Norgaard is currently a member of the American Bar Association and Illinois State Bar Association.  He holds a B.S. from University of Illinois, Urbana-Champaign and a J.D. from the University of Chicago Law School. In 1987 he passed the Illinois CPA exam.

Based upon the foregoing, the Board selected Mr. Norgaard to serve as a Director of the Fund because of his experience advising a diverse range of business enterprises, financial experience, analytical skills, his critical thinking skills and legal acumen.  In addition, Mr. Norgaard’s experience as a member of the audit committees of a family of open-end mutual funds and an independent trust company qualifies him as a Director and, in particular, as chairman of the Fund’s Audit Committee and as a “financial expert” (as defined under the SEC's Regulation S-K, Item 407(d)).

Joel W. Looney, Director and Chairman of the Board.  Mr. Looney joined the Fund’s Board in 2002.  Mr. Looney also served on the boards of BTF, DNY and FOFI until these funds ceased operations as investment companies after the Reorganization.  Since 2013, Mr. Looney has served as a portfolio manager for the Fund and as an assistant investment officer and portfolio manager for RMA. In his position with RMA, Mr. Looney is jointly responsible for the day-to-day portfolio management of the Fund.  He also manages a number of private client accounts.  Mr. Looney also served as a portfolio manager of BTF, DNY and FOFI (2013 to March 2015).  Prior to joining RMA and BIA in 2013, Mr. Looney was a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas, a broker-dealer (2007 to 2013).  From 1999 to 2013, he was a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, Kansas (“FMG”).  Prior to his position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 to 1999) and also served as vice president and CFO for St. John’s Military School in Salina, Kansas (1986 to 1995).  From the late 1980s until January 2001, Mr. Looney served as one of three trustees of the Mildred B. Horejsi Trust, one of the Horejsi Affiliates (as defined below).  Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University.  Mr. Looney is a CFP charterholder and also holds Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications.

Based upon the foregoing, the Board selected Mr. Looney to serve as a Director of the Fund because of his financial, accounting and investment knowledge and experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Fund.

Stephen C. Miller, Director Nominee.  Mr. Miller joined the Fund’s Board on October 16, 2014, and serves as the Fund’s President (since 2002).   He is also President and General Counsel to RMA (since 2008); Manager of FAS (since 1999); and Vice President of SIA (since 1999).  Mr. Miller also serves as the Chief Compliance Officer for RMA and SIA (since 2012).  Mr. Miller also sits on the board of directors of Peak Trust Company (formerly Alaska Trust Company) (since 2008).  He served as chief compliance officer to BIF, BTF and FOFI from 2004 to 2007.  Mr. Miller was a director of BIF from 2002 to 2004, a director of BTF from 1999 to 2004; and director and chairman of FOFI from 2003 to 2004.  Mr. Miller practiced law in the Denver office of Kirkland & Ellis from 1987 to 1992 and started a private practice in Boulder, Colorado in 1992.  Mr. Miller became in-house counsel to the Horejsi Affiliates in 1998 and has served in a number of executive management capacities for the Horejsi Affiliates.  Mr. Miller maintains his law firm, Stephen C. Miller, P.C., and “of counsel” status with the law firm of Krassa & Miller, LLC.  Mr. Miller holds a B.S. from the University of Georgia and a J.D. from the University of Denver, Sturm College of Law.

Based upon the foregoing, the Board selected Mr. Miller to serve as a Director of the Fund because of his executive, business, financial, and investment experience, and because of his substantial closed-end investment company experience.  Such closed-end investment company experience includes Mr. Miller’s current executive positions with the Fund, as well as his prior service as a director of the Fund, BTF, DNY and FOFI, during which time he dealt skillfully with a broad range of complex issues with respect to the Funds.

CORPORATE GOVERNANCE INFORMATION

ROLE OF THE BOARD. The Board provides oversight of the management and operations of the Fund.  The day-to-day responsibility for the management and operation of the Fund is the responsibility of its various service providers, such as RMA and SIA, the Fund’s co-investment advisers (together the “Advisers”) and their portfolio managers, as well as the Fund’s co-administrators, custodian and transfer agent.  The Board has elected various senior individuals employed by certain of these service providers as officers of the Fund, with the responsibility to monitor and report to the Board on the Fund’s operations.  In conducting its oversight, the Board is provided regular reports from the various officers and service providers regarding the Fund’s operations.  For example, the treasurer provides reports as to financial reporting matters and the portfolio managers provide reports on the performance of the Fund’s portfolios.  The Board has appointed a chief compliance officer (“CCO”) for the Fund who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal board meetings which typically are held quarterly, in person, and involve the Board’s review of recent Fund operations.  From time to time, one or more members of the Board may also meet with management in less formal settings, between formal board meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund.

BOARD LEADERSHIP STRUCTURE. The Board has determined that its leadership structure is appropriate given the business and nature of the Fund.  The Board has established three standing committees: an Audit Committee, a Nominating Committee, and a Qualified Legal Compliance Committee (collectively, the “Committees”).  The Board does not have a Compensation Committee.  Sixty percent of the members of the Board are Independent Directors, and each Committee is comprised entirely of Independent Directors.  The Board has determined that the Committees help ensure that the Fund has effective and independent governance and oversight.  The Board also believes that the Committees and leadership structure facilitate the orderly and efficient flow of information to the Independent Directors of the Fund from management, including the Advisers.  Where deemed appropriate, from time to time, the Board may constitute ad hoc committees.

The Chairman of the Board is not the same individual who serves as the Principal Executive Officer of the Fund.  The Chairman is, however, an Interested Director as he is an employee of FAS and an Assistant Investment Officer of RMA.  The Board has considered that the Chairman’s position with RMA can provide valuable input based on his experience in the types of securities in which the Fund invests.  The Board has also determined that the structure, function and composition of its Committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Director.

The Board has a Lead Independent Director who acts as the primary liaison between the Independent Directors and management (the “Lead Independent Director”).  The Lead Independent Director plays an important role in setting the Board meeting agendas and may help identify matters of special interest to be addressed by management with the Board.  The Independent Directors have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.  The Board reviews its structure annually.  The Board has determined that the structure of the Lead Independent Director and the function and composition of the Committees are appropriate means to address any potential conflicts of interest that may arise.

BOARD OVERSIGHT AND MANAGEMENT.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.  The Board exercises oversight of the risk management process through the Audit Committee.  The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

As part of its oversight function, the Board receives various reports relating to risk management.  The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks.  Under the Board’s overarching supervision, the Fund and management, the Advisers, FAS and other service providers to the Fund employ a variety of processes, procedures and controls to identify various risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed by different service providers with respect to different types of risks.  Various personnel, including the Fund’s CCO and the Advisers’ CCO, as well as various other personnel of the Advisers and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate Committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.  For example, the Audit Committee meets regularly with the Fund’s treasurer to discuss, among other things, the internal control structure of the Fund’s financial reporting function.  In addition, the full Board of the Fund regularly receives reports from the Advisers and their portfolio managers as to investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations and the function of the Board with respect to risk management is one of oversight and not one of active involvement in, or coordination of, day-to-day risk management activities for the Fund.

AUDIT COMMITTEE.  The purpose of the Board’s audit committee (the “Audit Committee”) is to assist the Board in its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence and the performance of the Fund’s independent accountants.  The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent accountants and recommends the engagement of such accountants.  Management, however, is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.  The Board has adopted a charter for the Audit Committee that is available on the Fund’s website at www.boulderfunds.net.

The Audit Committee is composed entirely of the Fund’s Independent Directors, consisting of Dr. Jacobson and Messrs. Barr and Norgaard.  The Board has determined that Steven K. Norgaard qualifies as an “audit committee financial expert,” as defined under SEC Regulation S-K, Item 407(d).  The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board.  The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act, and the Fund’s independent publicly registered accounting firm is required to comply with the rules and regulations promulgated under the Sarbanes-Oxley Act and by the Public Company Accounting Oversight Board.  The members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties.  Members of the Audit Committee are independent, as that term is defined by the NYSE Listing Standards.  The Audit Committee met four (4) times during the fiscal year ended November 30, 2015.

Report of Audit Committee.  At a meeting held on January 28, 2016, and in connection with the audit of the Fund’s financial statements for the fiscal year ended November 30, 2015, the Audit Committee:  (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 114, which supersedes SAS No. 61, (iii) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (iv) discussed with the independent accountant its independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity.  Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to ensure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the foregoing reviews and discussions, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the year ended November 30, 2015.

Submitted by the Audit Committee of the Fund’s Board:
Richard I. Barr
Dean L. Jacobson
Steven K. Norgaard

QUALIFIED LEGAL COMPLIANCE COMMITTEE.  The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (typically referred to as the “issuer attorneys”).  An issuer’s attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The Fund’s QLCC did not meet during the Fund’s most recently completed fiscal year.

NOMINATING COMMITTEE.  The purpose of the Board’s nominating committee (the “Nominating Committee”) is to identify and recommend to the Board those individuals that are qualified to become Board members.  It also makes recommendations to the Board regarding the size and composition of the Board.  The Nominating Committee is composed of the Independent Directors, consisting of Dr. Jacobson and Messrs. Barr and Norgaard. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards.  The Nominating Committee met once during the fiscal year ended November 30, 2015.   The Board has adopted a charter for its Nominating Committee that is available on the Fund’s website at www.boulderfunds.net.

The Nominating Committee does not have a formal process for identifying candidates.  The Nominating Committee does not have established specific minimum qualifications that must be met by a candidate to be considered for nomination as a director. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.  The Nominating Committee will consider all qualified candidates in the same manner.  The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, as a matter of practice, the Nominating Committee typically considers the overall diversity of the Board’s composition when identifying candidates.  Specifically, the Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other.  The Nominating Committee also takes into account the personal background of current and prospective Board members of the Fund in considering the composition of the Board.  In addition, as part of its annual self-evaluation, the Directors of the Fund have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation assist the Nominating Committee in its decision making process.

The Nominating Committee will consider director candidates recommended by stockholders of the Fund (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Stockholder Proposals” below).  In reviewing such stockholder director-nominees, the Nominating Committee may generally rely on the provisions set forth in the charter of the Nominating Committee and other information as deemed necessary to adjudge the appropriateness and character of such director-nominee(s).

Ownership of Securities of the Fund by Directors and Director Nominees.  The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director and Director Nominee of the Fund as of the Record Date.

Name of Director or Director Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Director Nominee in the Family of Investment Companies
Independent Directors
Richard I. Barr	Over $100,000	N/A
Dean L. Jacobson, Director Nominee	Over $100,000	N/A
Steven K. Norgaard	$10,001 to $50,000	N/A
Interested Directors
Joel W. Looney	Over $100,000	N/A
Stephen C. Miller, Director Nominee	Over $100,000	N/A

None of the Independent Directors, or their immediate family members, owned beneficially or of record any securities of the Advisers or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisers.

DIRECTOR AND OFFICER COMPENSATION.  The following table sets forth certain information regarding the compensation of the Directors.  No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation from such entities for acting in such capacities.  Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.  In addition to the amounts stated below, Independent Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

For the fiscal year ended November 30, 2015
Name of Person and Position with the Fund	Aggregate Compensation from Fund Paid to Directors	Total Compensation from the Fund and Fund Complex(1) Paid to Directors
Joel W. Looney, Director	$0	$0
Richard I. Barr, Director	$71,875	$96,375
Dr. Dean L. Jacobson, Director	$61,500	$83,000
Steven K. Norgaard, Director	$68,500	$93,000
Stephen C. Miller, Director	$0	$0

(1) The “Fund Complex” includes BIF, BTF, DNY and FOFI as the information contained in this column is prior to the Reorganization.

Each Director of the Fund who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $10,000 per quarter plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board.  The chairman of the Audit Committee received an additional $3,000 per meeting and the Lead Independent Director received an additional $3,125 for each regular quarterly meeting.  The Board held eight (8) meetings, four (4) of which were held by telephone conference call during the fiscal year ended November 30, 2015.  Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of the Fund and any committee of which he is a member.  The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2015 amounted to $201,875.

BOARD ATTENDANCE AT STOCKHOLDERS’ MEETINGS.  The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders.  All of the Directors of the Fund attended the November 5, 2015 Annual Meeting of Stockholders.

COMMUNICATIONS WITH THE BOARD. Stockholders of the Fund who wish to send communications to the Board of the Fund should send them to the address of the Fund and to the attention of the Board.  All such communications will be directed to the Board’s attention.

OFFICERS. The names of the executive officers of the Fund are listed below.  Each officer was elected to office by the Board at a meeting held on February 4, 2016. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.  Unless otherwise specified, the officers’ respective addresses are c/o Fund Administrative Services, 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Stephen C. Miller, President.  See information provided previously under the section titled “Director and Director Nominee Qualifications.”

Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer.  Age:  39.  Ms. Murphey serves as the Fund’s Chief Financial Officer (since 2011), Chief Accounting Officer (since 2011), Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2003). Prior to BTF, DNY and FOFI ceasing operations as investment companies after the Reorganization, Ms. Murphey served BTF, DNY and FOFI as their Chief Financial Officer (since 2011), Chief Accounting Officer (since 2011), Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (for BTF and FOFI since 2003, for DNY since 2007).  She is also Vice President and Treasurer of RMA (since 2011); and Assistant Manager of FAS (since 2011).  Prior to its dissolution, Ms. Murphey served as Vice President and Treasurer of BIA (2011-2015).  Ms. Murphey holds a B.A. from the University of Colorado.

Theodore Uhl, Chief Compliance Officer.  Age: 41. Mr. Uhl serves as the Fund’s Chief Compliance Officer (since 2015), and as Vice President and Deputy Chief Compliance Officer of ALPS Fund Services, Inc. (“ALPS”) (since 2010).  Currently, he also serves as Chief Compliance Officer for the Index Funds (since 2016), Elevation ETF Trust (since 2016), Reaves Utility Income Fund (since 2016), Financial Investors Trust (since 2010), Reality Shares Trust (since 2015) and the Centre Funds (since 2011).  Mr. Uhl served as Internal Audit Manager/Senior Risk Manager at ALPS from October 2006 to May 2010.  Prior to joining ALPS in October 2006, Mr. Uhl served as a Sr. Analyst at Enenbach & Associates (registered investment adviser) from March 2004 to October 2006, and from 2000 until 2004, he worked in Corporate Finance as a Senior Financial Analyst for Sprint Corporation.  From 1998 until joining Sprint, Mr. Uhl was employed as a staff auditor for RSM McGladrey. Mr. Uhl received a Bachelor of Science in accounting from Iowa State University, an MBA in Finance from the University of Kansas, is a licensed CPA, and a Certified Securities Compliance Professional (CSCP).

Stephanie J. Kelley, Secretary.  Age:  59.  Ms. Kelley serves as Secretary to the Fund (since 2002). Prior to BTF, DNY and FOFI ceasing operations as investment companies after the Reorganization, Ms. Kelley served as BTF’s Secretary (since 2000), DNY’s Secretary (since 2007) and FOFI’s Secretary (since 2003).  Ms. Kelley also serves as Secretary, Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family and has been an employee of FAS since 1999.  Ms. Kelley holds a B.A. and an MBA from the State University of New York, Binghamton.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At its regularly scheduled Board meeting held on November 5, 2015, the Audit Committee, consisting of the Independent Directors, selected, and the Board ratified the selection of, Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending November 30, 2016.  Deloitte also served as the Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2015.

A representative of Deloitte is not expected to be present at the Annual Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Set forth below are the aggregate fees billed to the Fund for professional services received from Deloitte for the Fund’s fiscal years ended November 30, 2014 and November 30, 2015.

Fiscal Year Ended	Audit Fees	Audit Related Fees	Tax Fees*	All Other Fees†
11/30/2014	$30,500	$0	$8,200	$6,444†
11/30/2015	$125,000	$5,000**	$12,000	$3,000††

*
“Tax Fees” are those fees billed to the Fund by Deloitte in connection with tax consulting services, including primarily the review of the Fund’s income tax returns, excise tax returns and Maryland property tax returns.

†	This fee pertains to those fees billed to the Fund by Deloitte in connection with review and consent of Form N-14 relating to the Reorganization.
**	The nature of the services provided involved agreed upon procedures related to the Preferred Shares in The Denali Fund Inc. which were incurred prior to the Reorganization on March 20, 2015.
††           The nature of the services provided was related to the Reorganization.

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund.  Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Also, the Audit Committee shall pre-approve the auditor’s engagements for non-audit services with the Fund’s Advisers and any service providers controlling, controlled by or under common control with an Adviser that provides ongoing services to the Fund (the “Fund Affiliates”) in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (without regard to this exception).

Additionally, the auditor may not perform contemporaneously any of the following non-audit services for the Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

All of the audit, audit-related and tax services fees described above for which Deloitte billed the Fund were pre-approved by the Audit Committee.  Pre-approval has not been waived by the Audit Committee with respect to such services.  Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund.  For the Fund’s fiscal years ended November 30, 2014 and November 30, 2015, Deloitte did not provide any non-audit services or bill any fees for such services to the Advisers or any Fund Affiliates.  For such periods, the Fund Affiliates paid $0 to Deloitte for their services.

INFORMATION ABOUT THE PROXY AND ANNUAL MEETING

QUORUM.  A quorum of the Fund’s stockholders is required for the conduct of business at the Annual Meeting.  A quorum is constituted by the presence in person or by proxy of the stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class). Each of the outstanding shares of the Fund is entitled to cast one vote, with no cumulative voting rights.  In the event that a quorum is not present at the Annual Meeting, the Chairman or the stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days after the Record Date without notice other than an announcement at the meeting.  With respect to the Fund, in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Annual Meeting with respect to such to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage.  Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Annual Meeting.  With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Annual Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

VOTE REQUIRED.  The election of each Director Nominee to the Board requires the affirmative vote of a plurality of all the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to so vote.

VOTING; BROKER NON-VOTES AND ABSTENTIONS.  With regard to the election of Director Nominees, votes may be cast “FOR” each individual nominee, or votes may be “WITHHELD” with respect to each individual nominee.  A proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, is a broker “non-vote.”  Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum; however, they will not constitute a vote and will be disregarded in calculating the votes cast as to such matter.  Thus, abstentions and broker non-votes will have no effect on the voting results in the election of the Director Nominees, as only votes cast “FOR” count toward the required plurality.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING. The Fund does not intend to present any other business at the Annual Meeting, nor is the Fund aware that any stockholder intends to do so.  If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Proxy Solicitation.  In addition to the solicitation of proxies by mail, Directors and officers of the Fund and officers and regular employees of Computershare Trust Company, NA (“Computershare”), the Fund’s transfer agent, FAS, the Advisers and affiliates of Computershare, FAS, the Advisers or other representatives of the Fund may also solicit proxies by telephone, Internet, facsimile, personal interviews or through e-mail communications with stockholders who have enrolled in the Fund’s electronic stockholder communications service. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund.  The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of their shares.

Submission of Stockholder Proposals.  Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), wish to present proposals for inclusion in the proxy materials to be distributed by the Fund in connection with its 2017 annual meeting of stockholders, must submit their proposals to the Fund’s Secretary on or before June 8, 2017.

Apart from the Exchange Act Rule 14a-8 that addresses the inclusion of stockholder proposals in the Fund’s proxy materials, under the Fund’s Bylaws, a stockholder must follow certain procedures in order to nominate persons for election as directors or to propose an item of business at an annual meeting of stockholders. These procedures provide that nominations for director nominees and/or an item of business to be proposed at an annual meeting of stockholders must be submitted in writing to the Secretary of the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302.  To be timely, a stockholder’s written notice of such nominations or proposals must be received:

●
by 5:00 p.m., Mountain Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting; or

●
by 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting.

Assuming that the Fund’s 2017 annual meeting is held within 30 days of the anniversary of the 2016 annual meeting, we must receive a stockholder’s notice to introduce a nomination or other item of business at the 2017 annual meeting by June 8, 2017.

There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Exchange Act Rule 14a-8.  In addition, stockholders wishing to make proposals should refer to the Fund’s Bylaws for proper procedure and notice content.  A copy of the Fund’s Bylaws is available upon request, without charge, by writing to the Secretary of the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.  Additionally, approval of a stockholder proposal by the stockholders may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

Householding.  One Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Fund has received contrary instructions from one or more of the stockholders.  The Fund will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to any stockholder at a shared address to which a single copy of the document was delivered.  Requests to receive a separate copy should be made in writing to the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 or by calling (877) 561-7914.  Requests to receive separate copies, or single copies in the case of stockholders sharing an address, of the Fund’s future proxy statements, annual reports to security holders or notices of internet availability of proxy materials should also be made in the same manner.

Contact Information.  If you have questions or need more information about the Annual Meeting, you may write to the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 or call (877) 561-7914.

INFORMATION REGARDING THE FUND

INVESTMENT ADVISERS AND ADMINISTRATORS. Rocky Mountain Advisers, LLC, 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and Stewart Investment Advisers, Bellerive, Queen Street, St. Peter, Barbados, are the Fund’s co-investment advisers.  Fund Administrative Services, LLC, 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 are the Fund’s co-administrators.

Security Ownership of Certain Beneficial Owners and Management.  The following table sets forth certain information with respect to the beneficial ownership of the Fund’s common stock as of the Record Date by: (i) each person known to the Fund to beneficially own more than 5% of the outstanding shares of its common stock, (ii) each Director and Director Nominee of the Fund, (iii) each Named Executive Officer of the Fund and (iv) all Directors and executive officers of the Fund as a group.  Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.  Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned(1)
Beneficial Owners of More Than 5%
Ernest Horejsi Trust No.1B(2) c/o Peak Trust Company 3000 A Street, Suite 200 Anchorage, AK 99503	16,373,154	15.43%
Lola Brown Trust No. 1B(3) c/o Peak Trust Company 3000 A Street, Suite 200 Anchorage, AK 99503	14,412,317	13.58%
Susan L. Ciciora Trust(4) c/o Peak Trust Company 3000 A Street, Suite 200 Anchorage, AK 99503	5,472,675	5.16%
Stewart West Indies Trust(5) c/o Peak Trust Company 3000 A Street, Suite 200 Anchorage, AK 99503	1,130,866	1.07%
Mildred B. Horejsi Trust(6) c/o Peak Trust Company 3000 A Street, Suite 200 Anchorage, AK 99503	5,543,695	5.23%
Stewart R. Horejsi Trust No. 2(7) c/o Peak Trust Company 3000 A Street, Suite 200 Anchorage, AK 99503	2,411,987	2.27%
Susan L. Ciciora(8) 2344 Spruce Street, Suite A Boulder, CO 80302	39,560(9)	0.04%
Ellen O. Cooper(10) 2344 Spruce Street, Suite A Boulder, CO 80302	60,590	0.06%
Aggregate Shares owned by Horejsi Affiliates(11)	45,444,844	42.83%
Directors, Director Nominees and Named Executive Officers(12)
Richard I. Barr	50,382	*
Dr. Dean L. Jacobson	15,191	*
Joel W. Looney	59,276	*
Steven K. Norgaard	3,779	*
Stephen C. Miller(13)	36,455	*
Nicole L. Murphey(14)	1,022	*
All Directors and executive officers as a group (8 persons)(15)	170,296	*

* Less than one percent.
(1) Based on 106,096,817 shares of common stock outstanding as of the Record Date.
(2) The trustees of the Ernest Horejsi Trust No. 1B (the "Ernest Trust") are Peak Trust Company ("Peak Trust"), Susan L. Ciciora and Larry Dunlap. Such trustees may be deemed to control the Ernest Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Ernest Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the Ernest Trust. Accordingly, Peak Trust, Ms. Ciciora and Mr. Dunlap disclaim beneficial ownership of the shares beneficially owned, directly or indirectly, by the Ernest Trust. In addition to serving as a trustee, Ms. Ciciora is also a beneficiary of the Ernest Trust. As a result of his advisory role with the Ernest Trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the Ernest Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Trust.
(3) The trustees of the Lola Brown Trust No. 1B (the "Lola Trust") are Peak Trust, Susan L. Ciciora and Larry Dunlap. Such trustees may be deemed to control the Lola Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Lola Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the Lola Trust. Accordingly, Peak Trust, Ms. Ciciora and Mr. Dunlap disclaim beneficial ownership of the shares beneficially owned, directly or indirectly, by the Lola Trust. In addition to serving as a trustee, Ms. Ciciora is also a beneficiary of the Lola Trust. As a result of his advisory role with the Lola Trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the Lola Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Lola Trust.
(4) The trustee of the Susan L. Ciciora Trust (the "Susan Trust") is Peak Trust, which may be deemed to control the Susan Trust. As a result of his advisory role with the Susan Trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the Susan Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Susan Trust.
(5) The trustee of the Stewart West Indies Trust (the "West Indies Trust") is Peak Trust, which may be deemed to control the West Indies Trust. As a result of his advisory role with the West Indies Trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the West Indies Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the West Indies Trust.
(6) The trustees of the Mildred B. Horejsi Trust (the "Mildred Trust") are Peak Trust, Susan L. Ciciora and Brian Sippy. Such trustees may be deemed to control the Mildred Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Mildred Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the Mildred Trust. Accordingly, Peak Trust, Ms. Ciciora and Mr. Sippy disclaim beneficial ownership of the shares beneficially owned, directly or indirectly, by the Mildred Trust. In addition to serving as a trustee, Ms. Ciciora is also a contingent beneficiary of the Mildred Trust. As a result of his advisory role with the Mildred Trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the Mildred Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Mildred Trust.
(7) The trustees of the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") are Peak Trust, Laura Tatooles and Brian Sippy. Such trustees may be deemed to control the SRH Trust and may be deemed to possess indirect beneficial ownership of the shares held by the SRH Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the SRH Trust. Accordingly, Peak Trust, Ms. Tatooles and Mr. Sippy disclaim beneficial ownership of the shares beneficially owned, directly or indirectly, by the SRH Trust. As a result of his advisory role with the SRH Trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the SRH Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the SRH Trust.
(8) Susan L. Ciciora is the daughter of Stewart R. Horejsi.
(9) Excludes shares owned by the Ernest Trust, Lola Trust and Mildred Trust of which Ms. Ciciora is a co-trustee of each trust.  Because none of the trustees of the Ernest Trust, Lola Trust or Mildred Trust, acting alone, can vote or exercise investment authority over the shares held by the respective trusts, Ms. Ciciora disclaims beneficial ownership of such shares.  In addition to being a co-trustee of the Ernest Trust, Lola Trust and Mildred Trust, Ms. Ciciora is also a beneficiary of such trusts.  As such, Ms. Ciciora also disclaims beneficial ownership of such shares.
(10) Ellen O. Cooper is the spouse of Stewart R. Horejsi.
(11) The Ernest Trust, Lola Trust, Susan Trust, West Indies Trust, Mildred Trust, SRH Trust, Ms. Ciciora and Ms. Cooper as well as other Horejsi-affiliated trusts, persons and entities associated with the Horejsi family are collectively referred to as the “Horejsi Affiliates.”
(12) The address of each of the Directors, Director Nominees and Named Executive Officers identified is c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
(13) Mr. Miller is the President and Principal Executive Officer of the Fund.
(14) Ms. Murphey is the Principal Financial Officer of the Fund.
(15) Includes Theodore Uhl, the Fund’s Chief Compliance Officer, and Stephanie J. Kelley, the Fund’s Secretary.

With respect to the Fund, as of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially 105,107,169 shares of common stock, which represents 99.06% of the outstanding shares common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act requires the Fund’s Directors and officers, persons affiliated with the Fund’s investment advisers, and persons who own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange.  Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon the Fund’s review of the copies of such forms it received and written representations from such persons, the Fund believes that all such filing requirements applicable to such persons were complied with during the fiscal year ended November 30, 2015; with the exception of a statement of initial beneficial ownership on Form 3 of the Stewart R. Horejsi Trust No. 2 (the “Trust”), a beneficial owner of the Fund, that was not filed within 10 days following the day on which the Trust became a reporting person; and with the exception of a statement of changes in beneficial ownership on Form 4 of Ms. Ciciora, a Horejsi Affiliate, and a statement of changes in beneficial ownership on Form 4 of Mr. Barr, a Director of the Fund, that were not filed before the end of the second business day following the day on which the subject transaction had been executed.

www.boulderfunds.net

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
ALPS Fund Services
1290 Broadway, Suite 1100
Denver, CO 80203
on November 10, 2016

Please detach at perforation before mailing.

PROXY	PROXY

BOULDER GROWTH & INCOME FUND, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 10, 2016
COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned holder of shares of Boulder Growth & Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Nicole L. Murphey and Stephen C. Miller, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, CO 80203, at 10:00 A.M., Mountain Standard Time, on November 10, 2016, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein).  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

The votes entitled to be cast will be cast as instructed on the reverse side.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the election of each of the director nominees specified in Proposal 1.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting and at any adjournments or postponements thereof.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-800-337-3503

Note: Please sign exactly as your name appears on this proxy.  If joint owners, EACH should sign this proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature and Title, if applicable

Signature (if held jointly)

Date                                                                              BIF_28174_093016

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on November 10, 2016.
The Notice of Annual Meeting, Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/bld-28174

The Fund’s Annual Report to Stockholders for the year ended November 30, 2015, is available at:  www.boulderfunds.net

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES SPECIFIED IN PROPOSAL 1.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:  ■

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE FUND.

1.	To elect two Class I Directors to the Board of Directors to serve until the 2019 Annual Meeting of Stockholders.

FOR       WITHHOLD    FOR ALL
ALL             ALL             EXCEPT
01.  Dr. Dean L. Jacobson                                        02.  Stephen C. Miller                                                          ☐                  ☐            ☐

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
BIF_28174_093016